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                                                  Filed pursuant to rule 497(e)
                                                              File no 033-30394

                      COLUMBIA FUNDS INSTITUTIONAL TRUST

              Supplement to the Prospectus dated December 1, 2005
                              (the "Prospectus")

         CMG Small Cap Growth Fund (formerly named CMG Small Cap Fund)
                                 (the "Fund")

The Prospectus is hereby supplemented with the following information:

1. Effective August 30, 2006, the Fund reopened to new investors. Accordingly,
(a) the front cover of the Prospectus is revised to delete the footnote that reads "*Effective March 1, 2002, this Fund is closed to new investors," and
(b) the section of the Prospectus captioned "INFORMATION ABOUT YOUR INVESTMENT -- YOUR ACCOUNT -- Buying Shares" is deleted and replaced in its entirety with the following:

   Buying Shares

      Shares in the Fund are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

      The Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Fund may waive the investment minimum in its sole discretion. Subsequent investments in the Fund must be at least $2,500, however, purchase orders may be refused at the discretion of the Fund.

      You may also purchase Fund shares if you are an advisory client of Columbia Advisors or one of its affiliates and Columbia Advisors or one of its affiliates purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia Advisors or its affiliates. The minimum initial investment in this case is $25,000.

      If an advisory client of Columbia Advisors or one of its affiliates is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

      An advisory client with less than $10 million in assets managed by Columbia Advisors or one of its affiliates and who invests less than $3 million in the Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account.

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      The price for the Fund's shares is the Fund's net asset value per share
   ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

ILT - 47/113142-0806                                           August 30, 2006